Exhibit 99.1

Melinta Therapeutics Announces Appointment of Jennifer Sanfilippo to Interim Chief Executive Officer and Director

MORRISTOWN, N.J., September 3, 2019 – Melinta Therapeutics, Inc. (Nasdaq: MLNT), a commercial-stage company focused on the development and commercialization of novel antibiotics to treat serious bacterial infections, today announced that Jennifer Sanfilippo has been named interim chief executive officer and director, effective August 28, 2019. Prior to this appointment, Ms. Sanfilippo served as senior vice president and general counsel of Melinta.

“Jennifer’s appointment to interim chief executive officer is the result of a thoughtful succession planning process undertaken by the board of directors. Jennifer is also an ideal addition to Melinta’s board of directors and we are pleased that the Board and organization will continue to benefit from her extensive leadership skills, proven track record and hands-on experience in the antibiotics sector within her new roles,” said David Gill, chairman of Melinta.

“I am honored to serve as interim chief executive officer and to join Melinta’s board of directors. I look forward to working closely with the Board, management team and all of our employees as we remain focused on the Company’s strategy to best position Melinta for its next phase,” said Jennifer Sanfilippo, interim chief executive officer of Melinta. “The Board and I are fully committed to ensuring a smooth transition as we continue to advance Melinta’s mission to provide both patients and physicians with potentially life-saving therapeutic solutions that address the evolving global threat of bacterial infections and antibiotic resistance.”

Ms. Sanfilippo is a seasoned life sciences industry executive with demonstrated success in the areas of general management, legal and compliance. Prior to joining Melinta, Ms. Sanfilippo held a series of leadership roles at The Medicines Company, where her tenure as legal and compliance counsel provided critical support for the commercialization of The Medicine Company’s robust portfolio of antibiotics to treat serious bacterial infections. Ms. Sanfilippo holds a Bachelor of Arts degree in history, magna cum laude, from New York University and a juris doctorate from the Rutgers School of Law, where she was managing editor of the Rutgers Law Review.

About Melinta Therapeutics

Melinta Therapeutics, Inc. is the largest pure-play antibiotics company, dedicated to saving lives threatened by the global public health crisis of bacterial infections through the development and commercialization of novel antibiotics that provide new therapeutic solutions. Its four marketed products include Baxdela® (delafloxacin), Vabomere® (meropenem and vaborbactam), Orbactiv® (oritavancin), and Minocin® (minocycline) for Injection. This portfolio provides Melinta with the unique ability to provide providers and patients with a range of solutions that can meet the tremendous need for novel antibiotics treating serious infections. Visit www.melinta.com for more information.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this communication constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions, including statements related to guidance. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made and include statements regarding: expectations with respect to our financial position, results and performance, compliance with our debt facilities and discussions with our creditors. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations, strategies or prospects will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control.

Risks and uncertainties for Melinta include, but are not limited to, the fact that we have incurred significant operating losses since inception and will incur continued losses for the foreseeable future; our limited operating history; our need for future capital and risks related to our ability to obtain additional capital to fund future operations; risks related to our failure to close on the full amount of the two disbursements under the Vatera loan financing and risks related to the satisfaction of the closing conditions for the remaining disbursement amount, including the inability to close on such disbursement; risks related to our ability to borrow additional amounts under the Deerfield facility agreement; risks related to compliance with the covenants under our facilities with Vatera and Deerfield; risks related to our future liquidity, including uncertainties of cash flows and inability to meet working capital needs as well as other milestones, royalty and payment obligations, including as a result of the outcome of the pending litigation with respect to (including the outcome with respect to our related counter claims), and any requirement to make payments potentially due under our purchase agreement with, The Medicines Company; risks that may arise from the Vatera loan financing and the Deerfield facility agreement, including potential dilution to our stockholders and the fact that Vatera beneficially owns a substantial portion of our common stock; risks related to our ability to continue as a going concern unless we can secure additional sources of liquidity, which may require successfully defending against The Medicines Company or consensually resolving that dispute; our substantial indebtedness; risks related to potential strategic transactions, including a sales process, a reorganization or other restructuring, including seeking relief through a filing under the U.S. Bankruptcy Code, or other actions with respect to our debt and operations; risks related to the commercial launches of our products and our inexperience as a company in marketing drug products; the degree of market acceptance of our products among physicians, patients, health care payors and the medical community; the pricing we are able to achieve for our products; failure to obtain and sustain an adequate level of reimbursement for our products by third-party payors; inaccuracies in our estimates of the market for and commercialization potential of our products; failure to maintain optimal inventory levels to meet commercial demand for any of our products; risks that our competitors are able to develop and market products that are preferred over our products; our dependence upon third parties for the manufacture and supply of our marketed products; failure to achieve the benefits of our recently completed transactions with Cempra and The Medicines Company; failure to establish and maintain development and commercialization collaborations; uncertainty in the outcome or timing of clinical trials and/or receipt of regulatory approvals for our product candidates; undesirable side effects of our products; failure of third parties to conduct clinical trials in accordance with their contractual obligations; our ability to identify, develop, acquire or in-license products; difficulties in managing the growth of our company; the effects of recent comprehensive tax reform; risks related to failure to comply with extensive laws and regulations; product liability risks related to our products; failure to retain key personnel; inability to obtain, maintain and enforce patents and other intellectual property rights or the unexpected costs associated with such enforcement or litigation; risks relating to third-party infringement of intellectual property rights; our ability to maintain effective internal control over financial reporting; unfavorable outcomes in any of the class action and shareholder derivative lawsuits currently pending against the Company; and the fact that a substantial number of shares of common stock may be sold into the public markets by one or more of our large stockholders in the near future. Many of these factors that will determine actual results are beyond Melinta’s ability to control or predict.

Other risks and uncertainties are more fully described in our Annual Report on Form 10-K for the year ended December 31, 2018, our Revised Definitive Proxy Statement filed January 29, 2019, and in other filings that Melinta makes and will make with the SEC. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The statements made in this press release speak only as of the date stated herein, and subsequent events and developments may cause our expectations and beliefs to change. While we may elect to update these forward-looking statements publicly at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date after the date stated herein.

For More Information:

Media Inquiries:

Lindsay Rocco

Elixir Health Public Relations

+1 862-596-1304

lrocco@elixirhealthpr.com

Investor Inquiries:

Susan Blum

(312) 767-0296

ir@melinta.com